UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 30, 2005

Date of Report (Date of earliest event reported)
SYNTAX-BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.2
EX-99.2

EXPLANATORY NOTE
      This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated November 30, 2005, originally filed by the registrant on December 6, 2005 and amended by Amendment No. 1 filed on February 10, 2006 (as amended, the “Original Report”). This Amendment No. 2 to Current Report on Form 8-K/A amends the Original Report to (1) include the name of the third-party valuation consultant referred to in Exhibit 99.2 and (2) file the consent of such third-party valuation consultant as an exhibit.
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements of Business Acquired.
          The financial statements required to be filed pursuant to Item 9.01(a) are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
      (b) Pro Forma Financial Information.
          The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
      (d) Exhibits.

Exhibit
Number	Description

23.1*	Consent of Grobstein, Horwath & Company LLP

23.2	Consent of Navigant Consulting, Inc.

99.1*	Financial Statements of Business Acquired

	(i)	Report of Independent Registered Public Accounting Firm

	(ii)	Balance Sheets as of September 30, 2005 (unaudited), June 30, 2005 and 2004

	(iii)	Statements of Operations for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(iv)	Statements of Owner’s Net Investment for the three months ended September 30, 2005 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

Exhibit
Number	Description

(v) Statements of Cash Flows for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Brillian Corporation and Syntax Groups Corporation for the year ended June 30, 2005 and the three-month period ended September 30, 2005

*	Previously filed on Form 8-K/A (Amendment No. 1) filed with the SEC on February 10, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: October 20, 2006	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1*	Consent of Grobstein, Horwath & Company LLP

23.2	Consent of Navigant Consulting, Inc.

99.1*	Financial Statements of Business Acquired

	(i)	Report of Independent Registered Public Accounting Firm

	(ii)	Balance Sheets as of September 30, 2005 (unaudited), June 30, 2005 and 2004

	(iii)	Statements of Operations for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(iv)	Statements of Owner’s Net Investment for the three months ended September 30, 2005 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(v)	Statements of Cash Flows for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Brillian Corporation and Syntax Groups Corporation for the year ended June 30, 2005 and the three-month period ended September 30, 2005

*	Previously filed on Form 8-K/A (Amendment No. 1) filed with the SEC on February 10, 2006